UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 9, 2005

                               REGISTER.COM, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                       000-29739                   11-3239091
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 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
  incorporation)

575 Eighth Avenue, 8th Floor, New York, New York                   10018
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 798-9100

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13.e-4(c)

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Item 8.01 is hereby incorporated herein by reference.


ITEM 8.01         OTHER EVENTS.


         On August 9, 2005, Register.com, Inc. (the "Company") issued a press release announcing the execution of the Agreement and Plan of Merger, dated as of August 9, 2005 (the "Agreement"), between the Company and subsidiaries of Vector Capital Corporation. Under the terms of the Agreement, shareholders of the Company will receive $7.81 per share of Company common stock. Consummation of the transactions contemplated by the Agreement is subject to customary closing conditions, including approval of the Company shareholders.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

         99.1     Register.com Press Release, dated August 9, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REGISTER.COM, INC.

Date:  August 9, 2005                      By: /s/ Roni Jacobson
                                              ----------------------------------
                                           Name:   Roni Jacobson
                                           Title:  General Counsel and Secretary

                                  EXHIBIT INDEX



         99.1     Register.com Press Release, dated August 9, 2005